CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Republic Portfolios:

     We consent to the reference to our firm under the caption "Independent Auditors" in the statements of additional information included herein.


                              KPMG Peat Marwick


Toronto, Ontario
November 25, 1996

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Republic Funds:

     We consent to the reference to our firm under the caption "Independent Auditors" in the statements of additional information included herein.


                                KPMG Peat Marwick LLP


Boston, Massachusetts
November 25, 1996

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information of the Republic Equity Fund-Class C Shares/Retail Class in Post-Effective Amendment No. 40 to the Registration Statement (Form N-1A, No. 337647) of Republic Funds.

     We also consent to the incorporation by reference therein of our reports on the financial statements included in the Annual Reports dated November 10, 1995 for Republic U.S. Government Money Market Fund, and December 8, 1995 for Republic Equity Fund, Republic New York Tax Free Bond Fund, Republic New York Tax Free Money Market Fund, Republic International Equity Fund, and Republic Fixed Income Fund portfolios of Republic Funds.



                                   ERNST & YOUNG LLP



November 22, 1996
Boston, Massachusetts

                 CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in Post-Effective Amendment No. 40 to the Registration Statement (Form N-1A, No. 33-7647) of Republic Funds, of our reports, dated December 8, 1995 for Republic International Equity and Republic Fixed Income Portfolios of Republic Portfolio Trust, on the financial statements and financial highlights included in their respective Annual Reports.



                                     ERNST & YOUNG



November 22, 1996
Grand Cayman, Cayman Islands